Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	April-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

/s/ Illegible
Signature of Joint Debtor	Date

5/25/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213             April 30, 2007

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re: THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	16,436,857	—			16,436,857	16,436,857	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	8,233,793				8,233,793	8,233,793	501,871,186	454,483,428
Interest Income/Other Income	16,585,907				16,585,907	16,585,907	43,857,622	30,506,241
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,058,247)	2,058,247			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	22,761,452	2,058,247	—	—	24,819,700	24,819,700	592,031,208	484,989,669
Disbursements
Gross Payroll/Payroll Taxes		2,058,247			2,058,247	2,058,247	103,664,821	87,004,192
Sales, Use & Other Taxes	359,805				359,805	359,805	2,342,603	479,286
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	189,520				189,520	189,520	5,497,360	798,630
Insurance/Payroll WH paid from operating accounts	42,886				42,886	42,886	1,039,501	901,725
Marketing					—	—	—	—
Property Maintenance/Utilities					—	—	—	—
Other (Attach List)	19,240,307				19,240,307	19,240,307	108,997,229	102,598,419
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	6,935,856				6,935,856	6,935,856	264,295,763	259,043,511
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees - Carve-out	1,068,947				1,068,947	1,068,947	39,538,212	38,765,594
US Trustee Quarterly Fees	—				—	—	1,079,301	940,250
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	27,837,323	2,058,247	—	—	29,895,570	29,895,570	601,640,293	493,031,608
Net Cash Flow
(Receipts less Disbursements)	(5,075,871)	—	—	—	(5,075,871)	(5,075,871)	(9,609,084)	(8,041,938)
Cash - End of Month	11,360,986	—	—	—	11,360,986	11,360,986	11,360,986	11,360,986
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							(0)	(0)

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY
Monthly Court Report for April-07	JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	23,313,933.08	22,069,720.42	—		1,244,212.66	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	8,233,792.86	—			8,233,792.86	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	16,585,906.67	16,584,567.87			—	1,338.80
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	24,819,699.53	16,584,567.87	—	—	8,233,792.86	1,338.80

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	(2,127,115.15)			2,140,079.18	(12,964.03)
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	24,819,699.53	14,457,452.72	—	—	10,373,872.04	(11,625.23)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,670,448.84	—			6,670,448.84	—
Expenses related to Loans\Thaxton Insurance Group	265,407.61	—			265,456.36	(48.75)

Subtotal - Loans	6,935,856.45	—	—		6,935,905.20	(48.75)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	65,379.70	—			65,379.70	—
Bank Charges	22,156.03	260.44			15,645.59	6,250.00
Claims Funding*	127,844.40	—			127,844.40	—
Company Auto	20,234.44	—			20,234.44	—
Computer Costs	15,645.31	3,425.75			12,219.56	—
Dues And Subscriptions	12,198.04	—			12,198.04	—
Equipment Rental	3,547.85	—			3,547.85	—
Fixed Assets	95,471.34	—			95,471.34	—
Forms & Printing	48,618.85	—			48,618.85	—
Insurance	42,886.32	165.14			42,721.18	—
Meals & Entertainment	11,619.63	—			11,619.63	—
Miscellaneous	(12,376.72)	—			6,354.71	(18,731.43)
Office Expense	8,020.89	857.58			7,163.31	—
Postage	41,384.98	16.96			41,368.02	—
Prepaid Software ABS	24,457.75	—			24,457.75	—
Professional Fees-Ordinary Course	31,674.95	17,530.96			14,143.99	—
Rent	189,520.28	62.50			189,457.78	—
Repairs & Maintenance	22,629.27	—			22,629.27	—
Seminars & Meetings	12,315.74	—			12,315.74	—
Taxes & Licenses	359,805.22	332,431.20			27,374.02	—
Telephone	68,989.09	968.33			74,134.88	(6,114.12)
Travel	21,957.64	—			21,957.64	—
Utilities	40,642.95	435.00			40,207.95	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	15,165.11	8,146.04			—	7,019.07
Payroll Paid SMC	2,043,082.38	—			2,043,082.38	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	57,095.18	—			57,095.18	—
Credit Insurance Payments	491,355.56	—			491,355.56	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	1,068,947.00	1,068,947.00			—	—
Claims Payments	24,745,569.56	24,745,569.56
Other	52,192.79	18,336.20			33,856.59	—

Total Other Cash Disbursements	29,836,789.53	26,245,152.66	—		3,603,213.35	(11,576.48)

					—	—

TOTAL ALL CASH DISBURSEMENTS	36,772,645.98	26,245,152.66	—		10,539,118.55	(11,625.23)

	11,360,986.63	10,282,020.48	—		1,078,966.15	—

BANK ACCOUNT RECONCILED BALANCES:	11,360,986.63	10,282,020.48			1,078,966.15	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance.

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Illegible
Signature

Robert Dunn	5/25/07
Name and	Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182-03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	23,313,933.08		—	23,313,933.08

TICO Cash Collected	—	—	—	—
SM Cash Collected	8,233,792.86	—	—	8,233,792.86
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	16,585,906.67	—	—	16,585,906.67
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	24,819,699.53	—	—	24,819,699.53

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,058,247.49)	2,058,247.49	—	0.00
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	22,761,452.04	2,058,247.49	—	24,819,699.53

Cash Disbursements - Loans
Loan Proceeds Checks	6,670,448.84			6,670,448.84
Expenses related to Loans\Thaxton Insurance Group	265,407.61			265,407.61

Subtotal - Loans	6,935,856.45	—	—	6,935,856.45

	—
Cash Disbursements - Other	—
Advertising	65,379.70		—	65,379.70
Bank Charges	22,156.03	—	—	22,156.03
Claims Funding*	127,844.40		—	127,844.40
Company Auto	20,234.44	—	—	20,234.44
Computer Costs	15,645.31	—	—	15,645.31
Dues And Subscriptions	12,198.04	—	—	12,198.04
Equipment Rental	3,547.85	—	—	3,547.85
Fixed Assets	95,471.34	—	—	95,471.34
Forms & Printing	48,618.85	—	—	48,618.85
Insurance	42,886.32	—	—	42,886.32
Meals & Entertainment	11,619.63	—	—	11,619.63
Miscellaneous	(12,376.72)	—	—	(12,376.72)
Office Expense	8,020.89	—	—	8,020.89
Postage	41,384.98	—	—	41,384.98
Prepaid Software ABS	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	31,674.95	—	—	31,674.95
Rent	189,520.28	—	—	189,520.28
Repairs & Maintenance	22,629.27	—	—	22,629.27
Seminars & Meetings	12,315.74	—	—	12,315.74
Taxes & Licenses	359,805.22	—	—	359,805.22
Telephone	68,989.09	—	—	68,989.09
Travel	21,957.64	—	—	21,957.64
Utilities	40,642.95	—	—	40,642.95
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	15,165.11	—	15,165.11
Payroll Paid SMC	—	2,043,082.38	—	2,043,082.38
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	57,095.18	—	—	57,095.18
Credit Insurance Payments	491,355.56	—	—	491,355.56
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	1,068,947.00	—	—	1,068,947.00
Claims Payments	24,745,569.56	—	—	24,745,569.56
Other	52,192.79	—	—	52,192.79

Total Other Cash Disbursements	27,778,542.04	2,058,247.49	—	29,836,789.53

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	34,714,398.49	2,058,247.49	—	36,772,645.98

	11,360,986.63	—	—	11,360,986.63

BANK ACCOUNT RECONCILED BALANCES:

In re: THE THAXTON GROUP, INC.	Case No.	03-13183
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	26,245,152.66
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	26,245,152.66

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for April-07	Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA CLAIMS DISBURSEMENT ACCOUNT 2000035296984	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	22,069,720.42	5,785,095.69	7,510,015.18	—	8,774,609.55	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	16,584,567.87	10,917.39	7,451.55	16,553,942.93	12,256.00	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	16,584,567.87	10,917.39	7,451.55	16,553,942.93	12,256.00	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,127,115.15)	—	(7,517,326.73)	8,235,689.19	(2,853,623.65)	8,146.04
	—
	—					—

Total Cash receipts	14,457,452.72	10,917.39	(7,509,875.18)	24,789,632.12	(2,841,367.65)	8,146.04

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	260.44	60.44	140.00	—	60.00
Claims Funding*	—			—	—
Company Auto	—			—	—
Computer Costs	3,425.75			—	3,425.75
Dues And Subscriptions	—			—	—
Employee Reimbursements - collections exp	—			—	—
Equipment Rental	—			—	—
Fixed Assets	—			—	—
Forms & Printing	—			—	—
Insurance	165.14			—	165.14
Meals & Entertainment	—			—	—
Miscellaneous	—			—	—
Office Expense	857.58			—	857.58
Postage	16.96			—	16.96
Prepaid Expenses	—			—	—
Prepaid Software ABS	—			—	—
Professional Fees-Ordinary Course	17,530.96			—	17,530.96
Rent	62.50			—	62.50
Repairs & Maintenance	—			—	—
Roadgard	—			—	—
Seminars & Meetings	—			—	—
Taxes & Licenses	332,431.20			—	332,431.20
Telephone	968.33			—	968.33
Temporary Agency Staff	—			—	—
Travel	—
Utilities	435.00			—	435
Interest to Finova	—			—
Payroll Paid TTG	8,146.04		—	—		8,146.04
Payroll Paid SMC	—
Restructuring Officer	48,000.00			—	48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—			—
Bankruptcy Professionals	1,068,947.00			—	1,068,947
Claim Payments	24,745,569.56			24,745,569.56
Other	18,336.20			2.20	18,334.00

Total Other Cash Disbursements	26,245,152.66	60.44	140.00	24,745,571.76	1,491,234.42	8,146.04

TOTAL ALL CASH DISBURSEMENTS	26,245,152.66	60.44	140.00	24,745,571.76	1,491,234.42	8,146.04

	10,282,020.48	5,795,952.64	—	44,060.36	4,442,007.48	—

Book Balance per bank rec.	10,282,020.48	5,795,952.64	—	44,060.36	4,442,007.48	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	Case No. 03-13183
FED ID#

	Operating	Payroll	Other
Beginning Cash Position	22,069,720.42	—	—

		—	—
TICO Cash Collected	—	—	—
SM Cash Collected	—	—	—
TIG Cash Collected	—	—	—
TPF Cash Collected	—	—	—
TCL Cash Collected	—	—	—
Other Income Collected	16,584,567.87	—	—
Proceeds from the sales of the TICO Assets

SUBTOTAL	16,584,567.87	—	—

	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,135,261.19)	8,146.04	—
			—
	—	—	—

Total Cash receipts	14,449,306.68	8,146.04	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—
Expenses related to Loans	—	—	—

Subtotal - Loans	—	—	—

Cash Disbursements - Other
Advertising	—	—	—
Bank Charges	260.44	—	—
Claims Funding*	—	—	—
Company Auto	—	—	—
Computer Costs	3,425.75	—	—
Dues And Subscriptions	—	—	—
Employee Reimbursements - collections exp	—	—	—
Equipment Rental	—	—	—
Fixed Assets	—	—	—
Forms & Printing	—	—	—
Insurance	165.14	—	—
Meals & Entertainment	—	—	—
Miscellaneous	—	—	—
Office Expense	857.58	—	—
Postage	16.96	—	—
Prepaid Expenses	—	—	—
Prepaid Software ABS	—	—	—
Professional Fees-Ordinary Course	17,530.96	—	—
Rent	62.50	—	—
Repairs & Maintenance	—	—	—
Roadgard	—	—	—
Seminars & Meetings	—	—	—
Taxes & Licenses	332,431.20	—	—
Telephone	968.33	—	—
Temporary Agency Staff	—	—	—
Travel	—	—	—
Utilities	435.00	—	—
Interest to Finova	—	—	—
Payroll Paid TTG	—	8,146.04	—
Payroll Paid SMC	—	—	—
Restructuring Officer	48,000.00	—	—
Insurance Renewal	—	—	—
Credit Insurance Payments	—	—	—
Pre-Filing Prepays	—	—	—
Deposit to Lender	—	—	—
US Trustee	—	—	—
Bankruptcy Professionals	1,068,947.00	—	—
Claim Payments	24,745,569.56	—	—
Other	18,336.20	—	—

Total Other Cash Disbursements	26,237,006.62	8,146.04	—

	—	—	—

TOTAL ALL CASH DISBURSEMENTS	26,237,006.62	8,146.04	—

	10,282,020.48	—	—

Book Balance per bank rec.

In re: Thaxton Operating Company	Case No.	03-13184
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company
Monthly Court Report for March-07	Case # 03-13184	Case No. 01-10573
FED ID# 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re: TICO Premium Finance Company, Inc.	Case No.	03-13186
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM
Monthly Court Report for March-07	Case No. 03-13186
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re: EAGLE Premium Finance Company, Inc.	Case No.	03-13185
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE
Monthly Court Report for March-07	Case No 03-13185	Case No. 03-13185
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re: Thaxton Insurance Group, Inc.	Case No.	03-13187
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month	Projected	Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual		Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group
Monthly Court Report for March-07	Case # 03-13187	Case No. 03-13187
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re: Thaxton Commercial Lending, Inc.	Case No.	03-13188
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Commercial Lending
Monthly Court Report for March-07	Case # 03-13188	Case No. 03-13188
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re: Paragon, Inc.	Case No.	03-13189
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Incentive Company
Monthly Court Report for April-07	Case # 03-13189	Case No. 03-13189
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for April-07
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—

	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	1,338.80	1,267.93	—	20.00	—	—

SUBTOTAL	1,338.80	1,267.93	—	20.00	—	—

	—	—	—	—	—	—
	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,964.03)	(1,267.93)	578.81	(68.75)	—	7,019.07
	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	(11,625.23)	—	578.81	(48.75)	—	7,019.07

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—
Expenses related to Loans	(48.75)	—	—	(48.75)	—	—

Subtotal - Loans	(48.75)	—	—	(48.75)	—	—

		—	—	—	—	—
	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—
Advertising	—	—	—	—	—	—
Bank Charges	6,250.00	—	2,083.12	—	—	—
Claims Funding*	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—
Insurance	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—
Miscellaneous	(18,731.43)	—	(1,504.31)	—	—	—
Office Expense	—	—	—	—	—	—
Postage	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—
Rent	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—
Telephone	(6,114.12)	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—
Travel	—	—	—	—	—	—
Utilities	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	7,019.07	—	—	—	—	7,019.07
Payroll Paid SMC	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—

Total Other Cash Disbursements	(11,576.48)	—	578.81	—	—	7,019.07

TOTAL ALL CASH DISBURSEMENTS	(11,625.23)	—	578.81	(48.75)	—	7,019.07

		—	—	—	—	—

	—	—	—	(0.00)	—	—

		—	—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,338.80	—	—	1,338.80

SUBTOTAL	1,338.80	—	—	1,338.80

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(19,983.10)	7,019.07	—	(12,964.03)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(18,644.30)	7,019.07	—	(11,625.23)

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(48.75)			(48.75)

Subtotal - Loans	(48.75)			(48.75)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	6,250.00	—	—	6,250.00
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	(18,731.43)	—	—	(18,731.43)
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	(6,114.12)	—	—	(6,114.12)
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	7,019.07	—	7,019.07
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	(18,595.55)	7,019.07	—	(11,576.48)

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(18,644.30)	7,019.07	—	(11,625.23)

	—	—	—	—

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for April-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(18,644.30)	—	—	—	—	578.81	(48.75)	(19,174.36)	—	—	(18,644.30)	—	—	(18,644.30)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(18,644.30)	—	—	—	—	578.81	(48.75)	(19,174.36)	—	—	(18,644.30)	—	—	(18,644.30)

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(48.75)						(48.75)			—	(48.75)			(48.75)

Subtotal - Loans	(48.75)	—	—	—	—	—	(48.75)	—	—	—	(48.75)			(48.75)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	6,250.00					2,083.12		4,166.88			6,250.00	—	—	6,250.00
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	(18,731.43)					(1,504.31)		(17,227.12)		—	(18,731.43)	—	—	(18,731.43)
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—						—				—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—				—	—			—		—	—	—	—
Telephone	(6,114.12)							(6,114.12)			(6,114.12)	—	—	(6,114.12)
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(18,595.55)	—	—	—	—	578.81	—	(19,174.36)	—	—	(18,595.55)	—	—	(18,595.55)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(18,644.30)	—	—	—	—	578.81	(48.75)	(19,174.36)	—	—	(18,644.30)	—	—	(18,644.30)

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re: TICO Credit Corporation	Case No.	03-13195
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	7,019.07
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$7,019.07

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC.
Monthly Court Report for April-07	Case # 03-13195	Case No. 03-13195
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,019.07		7,019.07		—	7,019.07	—	7,019.07
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,019.07	—	7,019.07	—	—	7,019.07	—	7,019.07

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	7,019.07	—	7,019.07		—	7,019.07	—	7,019.07
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	7,019.07	—	7,019.07	—	—	7,019.07	—	7,019.07

TOTAL ALL CASH DISBURSEMENTS	7,019.07	—	7,019.07	—	—	7,019.07	—	7,019.07

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re: TICO Credit Company of Virginia, Inc.	Case No.	03-13194
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA
Monthly Court Report for March-07	Case # 03-13194	Case No. 03-13194
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re: TICO Credit Company, Inc.	Case No.	03-13191
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC
Monthly Court Report for April-07	Case No. 03-13191	Case No. 03-13191
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	50.87	50.87			50.87	—	—	50.87

SUBTOTAL	50.87	50.87	—		50.87	—	—	50.87

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(19,225.23)	(19,225.23)	—		(19,225.23)	—	—	(19,225.23)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(19,174.36)	(19,174.36)	—	—	(19,174.36)	—	—	(19,174.36)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	4,166.88	4,166.88			4,166.88	—	—	4,166.88
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(17,227.12)	(17,227.12)			(17,227.12)	—	—	(17,227.12)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(6,114.12)	(6,114.12)			(6,114.12)	—	—	(6,114.12)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(19,174.36)	(19,174.36)	—	—	(19,174.36)	—	—	(19,174.36)

							—	—

TOTAL ALL CASH DISBURSEMENTS	(19,174.36)	(19,174.36)	—	—	(19,174.36)	—	—	(19,174.36)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re TICO Credit Company of Alabama, Inc.	Case No.	03-13196
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA
Monthly Court Report for March-07	Case No. 03-13196	Case No. 03-13196
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees - Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre - Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re TICO Credit Company of North Carolina, Inc.	Case No.	03-13193
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	55.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$55.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC
Monthly Court Report for April-07	Case No. 03-13193	Case No. 03-13193
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	578.81	578.81	—		578.81	—	—	578.81
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	578.81	578.81	—		578.81	—	—	578.81

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	2,083.12	2,083.12			2,083.12	—	—	2,083.12
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(1,504.31)	(1,504.31)			(1,504.31)	—	—	(1,504.31)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	578.81	578.81	—	—	578.81	—	—	578.81

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	578.81	578.81	—	—	578.81	—	—	578.81

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re: TICO Credit Company	Case No.	03-13182
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE
Monthly Court Report for April-07	Case No. 03-13182
FED ID# 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re: TICO Credit Company of Georgia, Inc.	Case No.	03-13199
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.
Monthly Court Report for April-07	Case # 03-13199	Case No. 03-13199
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re: Modern Finance dba TICO Credit Company	Case No.	03-13200
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	132.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$132.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD
Monthly Court Report for April-07	Case No. 03-13200	Case No. 03-13200
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	20.00	20.00			20.00	—	—	20.00

SUBTOTAL	20.00	20.00	—	—	20.00	—	—	20.00

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(68.75)	(68.75)	—		(68.75)	—	—	(68.75)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(48.75)	(48.75)			(48.75)	—	—	(48.75)

Subtotal - Loans	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	(48.75)	(48.75)	—	—	(48.75)	—	—	(48.75)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re: Modern Central Recovery	Case No.	03-13190
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery
Monthly Court Report for March-07	Case # 03-13190	Case No. 03-13190
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees - Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re: TICO Credit Company	Case No.	03-13201
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	25.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$25.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI
Monthly Court Report for April-07	Case No. 03-13201	Case No. 03-13201
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	1,267.93	1,267.93		1,267.93	—	—	1,267.93

SUBTOTAL	1,267.93	1,267.93	—	1,267.93	—	—	1,267.93

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,267.93)	(1,267.93)		(1,267.93)	—	—	(1,267.93)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re: TICO Credit Company	Case No.	03-13203
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	200.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$200.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE
Monthly Court Report for April-07	Case No. 03-13203	Case No. 03-13203
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re: TICO Credit Company of Tennessee, Inc.	Case No.	03-13197
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT
Monthly Court Report for March-07	Case # 03-13197	Case No. 03-13197
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re: TICO Credit Company of Mississippi, Inc.	Case No.	03-13198
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT
Monthly Court Report for March-07	Case # 03-13198	Case No. 03-13198
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re: Modern Financial Services, Inc.	Case No.	03-13202
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive DORMANT
Monthly Court Report for March-07	Case # 03-13202	Case No. 03-13202
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re: Thaxton Investment Corporation	Case No.	03-13204
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company
Monthly Court Report for March-07	Case # 03-13204	Case No. 03-13204
FED ID# 57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

							—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for April-07
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,2448,212.66	97,701.74	501,190.83	942,845.00	48,029.98	—	166,766.11	(512,321.00)	1,244,212.66	—	—	1,244,212.66

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,233,792.86	1,179,737.71	2,577,228.34	2,151,336.33	1,110,386.68	453,389.84	995,482.95	(233,768.99)	8,233,792.86	—	—	8,233,792.86
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	8,233,792.86	1,179,737.71	2,577,228.34	2,151,336.33	1,110,386.68	453,389.84	995,482.95	(233,768.99)	8,233,792.86	—	—	8,233,792.86

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	2,140,079.18	328,398.78	(202,808.90)	717,928.94	291,581.33	191,225.30	292,743.81	521,009.92	96,996.80	2,043,082.38	—	2,140,079.18
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	10,373,872.04	1,508,136.49	2,374,419.44	2,869,265.27	1,401,968.01	644,615.14	1,288,226.76	287,240.93	8,330,789.66	2,043,082.38	—	10,373,872.04

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,670,448.84	1,016,976.51	1,868,859.59	1,782,208.21	768,011.61	377,580.91	856,812.01	—	6,670,448.84			6,670,448.84
Expenses related to Loans	265,456.36	43,722.44	65,037.90	69,256.42	35,296.94	17,987.32	33,662.92	492.42	265,456.36			265,456.36

Subtotal - Loans	6,935,905.20	1,060,698.95	1,933,897.49	1,851,464.63	803,308.55	395,568.23	890,474.93	492.42	6,935,905.20			6,935,905.20

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	65,379.70	6,716.51	8,417.24	11,227.20	5,493.57	9,923.80	5,948.01	17,653.37	65,379.70			65,379.70
Bank Charges	15,645.59	—	—	—	—	—	—	15,645.59	15,645.59	—	—	15,645.59
Claims Funding*	127,844.40	31,124.00	23,515.80	47,543.61	9,296.41	1,280.97	12,095.08	2,988.53	127,844.40			127,844.40
Company Auto	20,234.44	—	6,522.90	4,596.39	2,079.95	540.74	1,563.28	4,931.18	20,234.44	—	—	20,234.44
Computer Costs	12,219.56	948.48	2,466.45	2,932.29	1,916.36	1,339.58	2,184.32	432.08	12,219.56	—	—	12,219.56
Dues And Subscriptions	12,198.04	2,200.00	75.00	3,793.85	—	150.06	3,415.00	2,564.13	12,198.04	—	—	12,198.04
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,547.85	—	10.00	—	—	—	81.96	3,455.89	3,547.85	—	—	3,547.85
Fixed Assets	95,471.34	1,048.95	2,005.31	4,685.10	23,194.96	21,171.23	35,907.38	7,458.41	95,471.34	—	—	95,471.34
Forms & Printing	48,618.85	4,819.86	13,446.83	9,459.22	6,750.71	4,431.93	8,886.45	823.85	48,618.85	—	—	48,618.85
Insurance	42,721.18	2,091.60	4,915.43	3,608.10	2,758.44	881.07	1,854.88	26,611.66	42,721.18	—	—	42,721.18
Meals & Entertainment	11,619.63	—	1,821.51	2,967.83	1,388.11	439.33	1,117.87	3,884.98	11,619.63	—	—	11,619.63
Miscellaneous	6,354.71	295.95	1,966.64	1,502.50	584.99	545.11	893.88	565.64	6,354.71	—	—	6,354.71
Office Expense	7,163.31	124.22	1,799.62	1,032.92	483.90	1,024.74	1,387.67	1,310.24	7,163.31	—	—	7,163.31
Postage	41,368.02	4,973.15	8,859.71	8,875.67	4,700.54	5,939.21	3,820.41	4,199.33	41,368.02	—	—	41,368.02
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,457.75	—	—	—	—	—	—	24,457.75	24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	14,143.99	—	—	—	—	—	—	14,143.99	14,143.99	—	—	14,143.99
Rent	189,457.78	20,393.82	57,020.88	36,300.40	20,786.15	11,756.50	26,858.43	16,341.60	189,457.78	—	—	189,457.78
Repairs & Maintenance	22,629.27	1,513.39	4,627.72	3,597.44	—	441.11	3,160.00	9,289.61	22,629.27	—	—	22,629.27
Roadgard	40,758.00	—	—	—	40,758.00	—	—	—	40,758.00	—	—	40,758.00
Seminars & Meetings	12,315.74	—	—	1,952.60	307.80	—	—	10,055.34	12,315.74	—	—	12,315.74
Taxes & Licenses	27,374.02	6,875.20	215.00	13,095.03	5,431.14	83.50	1,159.57	514.58	27,374.02	—	—	27,374.02
Telephone	74,134.88	7,816.38	23,950.72	12,934.23	8,201.90	5,424.75	9,948.31	5,858.59	74,134.88	—	—	74,134.88
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—	—
Travel	21,957.64	270.68	4,276.79	643.25	1,378.87	873.44	1,780.05	12,734.56	21,957.64	—	—	21,957.64
Utilities	40,207.95	4,652.81	14,311.59	7,987.42	5,104.12	2,918.08	5,233.93	—	40,207.95	—	—	40,207.95
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,043,082.38	247,450.24	180,496.09	649,366.71	299,272.97	177,001.65	265,321.24	224,173.48	—	2,043,082.38	—	2,043,082.38
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	57,095.18	—	—	—	—	—	—	57,095.18	57,095.18	—	—	57,095.18
Credit Insurance Payments	491,355.56	116,741.42	—	215,663.35	157,276.79	—	—	1,674.00	491,355.56	—	—	491,355.56
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	33,856.59	4,156.03	10,489.02	7,190.59	3,958.12	2,880.11	3,958.12	1,224.60	33,856.59	—	—	33,856.59

Total Other Cash Disbursements	3,603,213.35	464,212.69	371,210.25	1,050,955.70	601,123.80	249,046.91	396,575.84	470,088.16	1,560,130.97	2,043,082.38	—	3,603,213.35

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	10,539,118.55	1,524,911.64	2,305,107.74	2,902,420.33	1,404,432.35	644,615.14	1,287,050.77	470,580.58	8,496,036.17	2,043,082.38	—	10,539,118.55

			—

	1,078,966.15	80,926.59	570,502.53	909,689.94	45,565.64	—	167,942.10	(695,660.65)	1,078,966.15	—	—	1,078,966.15

Book Balance per bank rec.	1,078,966.15	80,926.59	570,502.53	909,689.94	45,565.64	—	167,942.10	(695,660.65)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for April-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(847,403.16)	—	—	—	—	—	—	—	(847,403.16)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	234,175.25							234,175.25
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	234,175.25	—	—	—	—	—	—	234,175.25	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—
OUTSTANDING CHECKS	10,739,988.02	1,488,218.71	2,646,157.07	2,722,503.00	1,315,316.02	564,422.52	1,224,065.37	487,552.48	291,752.85
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	10,974,163.27	1,488,218.71	2,646,157.07	2,722,503.00	1,315,316.02	564,422.52	1,224,065.37	721,727.73	291,752.85

Cash Disbursements - Loans
Loan Proceeds Checks	7,046,932.75	1,016,976.51	1,868,859.59	1,782,208.21	768,011.61	377,580.91	856,812.01	376,483.91	—
Expenses related to Loans	269,789.15	43,722.44	65,037.90	69,256.42	35,296.94	17,987.32	33,662.92	4,332.79	492.42

Subtotal - Loans	7,316,721.90	1,060,698.95	1,933,897.49	1,851,464.63	803,308.55	395,568.23	890,474.93	380,816.70	492.42

Cash Disbursements - Other
Advertising	71,793.23	6,716.51	8,417.24	11,227.20	5,493.57	9,923.80	5,948.01	6,413.53	17,653.37
Bank Charges	15,645.59	—	—	—	—	—	—	—	15,645.59
Claims Funding*	128,190.83	31,124.00	23,515.80	47,543.61	9,296.41	1,280.97	12,095.08	346.43	2,988.53
Company Auto	20,720.66	—	6,522.90	4,596.39	2,079.95	540.74	1,563.28	486.22	4,931.18
Computer Costs	12,898.95	948.48	2,466.45	2,932.29	1,916.36	1,339.58	2,184.32	679.39	432.08
Dues And Subscriptions	12,498.04	2,200.00	75.00	3,793.85	—	150.06	3,415.00	300.00	2,564.13
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	3,547.85	—	10.00	—	—	—	81.96	—	3,455.89
Fixed Assets	103,044.54	1,048.95	2,005.31	4,685.10	23,194.96	21,171.23	35,907.38	7,573.20	7,458.41
Forms & Printing	52,210.63	4,819.86	13,446.83	9,459.22	6,750.71	4,431.93	8,886.45	3,591.78	823.85
Insurance	42,968.50	2,091.60	4,915.43	3,608.10	2,758.44	881.07	1,854.88	247.32	26,611.66
Meals & Entertainment	12,404.38	—	1,821.51	2,967.83	1,388.11	439.33	1,117.87	784.75	3,884.98
Miscellaneous	8,429.79	295.95	1,966.64	1,502.50	584.99	545.11	893.88	2,075.08	565.64
Office Expense	7,787.19	124.22	1,799.62	1,032.92	483.90	1,024.74	1,387.67	623.88	1,310.24
Postage	45,163.27	4,973.15	8,859.71	8,875.67	4,700.54	5,939.21	3,820.41	3,795.25	4,199.33
Prepaid Expenses	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	24,457.75	—	—	—	—	—	—	—	24,457.75
Professional Fees-Ordinary Course	15,143.99	—	—	—	—	—	—	1,000.00	14,143.99
Rent	199,784.67	20,393.82	57,020.88	36,300.40	20,786.15	11,756.50	26,858.43	10,326.89	16,341.60
Repairs & Maintenance	25,007.76	1,513.39	4,627.72	3,597.44	2,028.23	441.11	3,160.00	350.26	9,289.61
Roadgard	40,758.00	—	—	—	40,758.00	—	—	—	—
Seminars & Meetings	12,315.74	—	—	1,952.60	307.80	—	—	—	10,055.34
Taxes & Licenses	27,579.02	6,875.20	215.00	13,095.03	5,431.14	83.50	1,159.57	205.00	514.58
Telephone	78,685.50	7,816.38	23,950.72	12,934.23	8,201.90	5,424.75	9,948.31	4,550.62	5,858.59
Temporary Agency Staff	—	—	—	—	—	—	—	—	—
Travel	23,416.26	270.68	4,276.79	643.25	1,378.87	873.44	1,780.05	1,458.62	12,734.56
Utilities	41,676.94	4,652.81	14,311.59	7,987.42	5,104.12	2,918.08	5,233.93	1,468.99	—
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	1,918,264.84	210,757.31	521,545.42	469,449.38	208,128.41	96,809.03	202,335.84	59,930.82	149,308.63
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	57,095.18	—	—	—	—	—	—	—	57,095.18
Credit Insurance Carrier	491,355.56	116,741.42	—	215,663.35	157,276.79	—	—	—	1,674.00
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	34,384.34	4,156.03	10,489.02	7,190.59	3,958.12	2,880.11	3,958.12	527.75	1,224.60

Total Other Cash Disbursements	3,527,229.00	427,519.76	712,259.58	871,038.37	512,007.47	168,854.29	333,590.44	106,735.78	395,223.31

TOTAL ALL CASH DISBURSEMENTS	10,843,950.90	1,488,218.71	2,646,157.07	2,722,503.00	1,315,316.02	564,422.52	1,224,065.37	487,552.48	395,715.73

	(717,190.79)	—	—	—	—	—	—	234,175.25	(951,366.04)

Book Balance per bank rec.		—	—		—	—			(1,185,135.03)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	464,212.69
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$464,212.69

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc.
Monthly Court Report for April-07	Case No. 03-13208	Case No.
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	Arvest Bank 13638485	Arvest Bank 13638498	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	97,701.74	14,275.52	8,665.35	18,535.23	15,109.94	10,304.33	—	—	11,283.87	11,242.73	8,284.77		97,701.74	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	1,179,737.71	74,177.16	45,205.30	89,336.92	69,309.36	70,155.56	598,941.17		96,687.66	59,830.38	76,094.20		1,179,737.71	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	1,179,737.71	74,177.16	45,205.30	89,336.92	69,309.36	70,155.56	598,941.17	—	96,687.66	59,830.38	76,094.20	—	1,179,737.71	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	328,398.78	(80,758.64)	(46,275.08)	(90,477.11)	(70,311.42)	(73,549.51)	889,277.54	36,692.93	(95,836.96)	(63,390.75)	(76,972.22)		328,398.78	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	1,508,136.49	(6,581.48)	(1,069.78)	(1,140.19)	(1,002.06)	(3,393.95)	1,488,218.71	36,692.93	850.70	(3,560.37)	(878.02)	—	1,471,443.56	36,692.93	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	1,016,976.51						1,016,976.51						1,016,976.51	—
Expenses related to Loans	43,722.44						43,722.44						43,722.44	—

Subtotal - Loans	1,060,698.95	—	—	—	—	—	1,060,698.95	—	—	—	—		1,060,698.95	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	6,716.51						6,716.51						6,716.51	—
Bank Charges	—						—						—	—	—
Claims Funding*	31,124.00						31,124.00						31,124.00	—
Company Auto	—						—						—	—	—
Computer Costs	948.48						948.48						948.48	—	—
Dues And Subscriptions	2,200.00						2,200.00						2,200.00	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	1,048.95						1,048.95						1,048.95	—	—
Forms & Printing	4,819.86						4,819.86						4,819.86	—	—
Insurance	2,091.60						2,091.60						2,091.60	—	—
Meals & Entertainment	—						—						—	—	—
Miscellaneous	295.95						295.95						295.95	—	—
Office Expense	124.22						124.22						124.22	—	—
Postage	4,973.15						4,973.15						4,973.15	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	20,393.82						20,393.82						20,393.82	—	—
Repairs & Maintenance	1,513.39						1,513.39						1,513.39	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	6,875.20						6,875.20						6,875.20	—	—
Telephone	7,816.38						7,816.38						7,816.38	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	270.68						270.68						270.68	—	—
Utilities	4,652.81						4,652.81						4,652.81	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	247,450.24						210,757.31	36,692.93					210,757.31	36,692.93	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	116,741.42						116,741.42						116,741.42	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	4,156.03						4,156.03						4,156.03	—	—

Total Other Cash Disbursements	464,212.69	—	—	—	—	—	427,519.76	36,692.93	—	—	—		427,519.76	36,692.93	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,524,911.64	—	—	—	—	—	1,488,218.71	36,692.93	—	—	—		1,488,218.71	36,692.93	—

	80,926.59	7,694.04	7,595.57	17,395.04	14,107.88	6,910.38	—	—	12,134.57	7,682.36	7,406.75		80,926.59	—	—

Ending Bank Balance per bank rec.	80,926.59	7,694.04	7,595.57	17,395.04	14,107.88	6,910.38			12,134.57	7,682.36	7,406.75

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,288,476.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,288,476.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC
Monthly Court Report for April-07	Case # 03-13212	Case No. 03-13212
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	942,845.00	12,373.79	14,752.14	7,963.41	808,564.63	20,362.58		—

	—
TICO Cash Collected	—
SM Cash Collected	2,151,336.33	80,678.32	105,509.14	85,232.82	1,937,558.37	146,331.66	(623,834.28)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,151,336.33	80,678.32	105,509.14	85,232.82	1,937,558.37	146,331.66	(623,834.28)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	717,928.94	(82,638.67)	(108,820.71)	(84,134.80)	(1,957,872.51)	(150,047.69)	3,346,337.28	179,917.33
	—
	—

Total Cash Receipts and Transfers	2,869,265.27	(1,960.35)	(3,311.57)	1,098.02	(20,314.14)	(3,716.03)	2,722,503.00	179,917.33

Cash Disbursements - Loans

Loan Proceeds Checks	1,782,208.21						1,782,208.21
Expenses related to Loans	69,256.42						69,256.42

Subtotal - Loans	1,851,464.63						1,851,464.63

Cash Disbursements - Other
Advertising	11,227.20						11,227.20
Bank Charges	—
Claims Funding*	47,543.61						47,543.61
Company Auto	4,596.39						4,596.39
Computer Costs	2,932.29						2,932.29
Dues And Subscriptions	3,793.85						3,793.85
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	4,685.10						4,685.10
Forms & Printing	9,459.22						9,459.22
Insurance	3,608.10						3,608.10
Meals & Entertainment	2,967.83						2,967.83
Miscellaneous	1,502.50						1,502.50
Office Expense	1,032.92						1,032.92
Postage	8,875.67						8,875.67
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	36,300.40						36,300.40
Repairs & Maintenance	3,597.44						3,597.44
Roadgard	—						—
Seminars & Meetings	1,952.60						1,952.60
Taxes & Licenses	13,095.03						13,095.03
Telephone	12,934.23						12,934.23
Temporary Agency Staff	—						—
Travel	643.25						643.25
Utilities	7,987.42						7,987.42
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	649,366.71						469,449.38	179,917.33
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	215,663.35						215,663.35
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	7,190.59						7,190.59

Total Other Cash Disbursements	1,050,955.70	—	—	—	—	—	871,038.37	179,917.33

TOTAL ALL CASH DISBURSEMENTS	2,902,420.33	—	—	—	—	—	2,722,503.00	179,917.33

	909,689.94	10,413.44	11,440.57	9,061.43	788,250.49	16,646.55	—	—

Book Balance per bank rec.	909,689.94	10,413.44	11,440.57	9,061.43	788,250.49	16,646.55

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	15,165.27	13,639.33	50,023.85	942,845.00	—	—	942,845.00

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	118,098.96	127,812.26	173,949.08	2,151,336.33	—	—	2,151,336.33
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	118,098.96	127,812.26	173,949.08	2,151,336.33	—	—	2,151,336.33

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(117,065.17)	(129,219.38)	(178,526.74)	538,011.61	179,917.33	—	717,928.94
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	1,033.79	(1,407.12)	(4,577.66)	2,689,347.94	179,917.33	—	2,869,265.27

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,782,208.21			1,782,208.21
Expenses related to Loans				69,256.42			69,256.42

Subtotal - Loans				1,851,464.63			1,851,464.63

				—
Cash Disbursements - Other				—
Advertising				11,227.20			11,227.20
Bank Charges				—	—	—	—
Claims Funding*				47,543.61			47,543.61
Company Auto				4,596.39	—	—	4,596.39
Computer Costs				2,932.29	—	—	2,932.29
Dues And Subscriptions				3,793.85	—	—	3,793.85
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				4,685.10	—	—	4,685.10
Forms & Printing				9,459.22	—	—	9,459.22
Insurance				3,608.10	—	—	3,608.10
Meals & Entertainment				2,967.83	—	—	2,967.83
Miscellaneous				1,502.50	—	—	1,502.50
Office Expense				1,032.92	—	—	1,032.92
Postage				8,875.67	—	—	8,875.67
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				36,300.40	—	—	36,300.40
Repairs & Maintenance				3,597.44	—	—	3,597.44
Roadgard				—	—	—	—
Seminars & Meetings				1,952.60	—	—	1,952.60
Taxes & Licenses				13,095.03	—	—	13,095.03
Telephone				12,934.23	—	—	12,934.23
Temporary Agency Staff				—	—	—	—
Travel				643.25	—	—	643.25
Utilities				7,987.42	—	—	7,987.42
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				469,449.38	179,917.33	—	649,366.71
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				215,663.35	—	—	215,663.35
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				7,190.59	—	—	7,190.59

Total Other Cash Disbursements	—	—	—	1,050,955.70	—	—	1,050,955.70

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,722,503.00	179,917.33	—	2,902,420.33

	16,199.06	12,232.21	45,446.19	909,689.94	—	—	909,689.94

Book Balance per bank rec.	16,199.06	12,232.21	45,446.19

In re: Covington Credit of Texas, Inc.	Case No.	03-13211
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,305,107.74
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,305,107.74

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for April-07	Case # 03-13211
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993
Beginning Cash Position	501,190.83	9,349.05	10,754.61	9,213.19	14,023.13	5,938.82	6,134.40	12,756.80

	—
TICO Cash Collected	—
SM Cash Collected	2,577,228.34	94,307.75	109,768.80	91,913.48	104,243.86	44,021.94	40,612.20	95,674.04
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,577,228.34	94,307.75	109,768.80	91,913.48	104,243.86	44,021.94	40,612.20	95,674.04

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(202,808.90)	(86,374.64)	(103,944.87)	(91,658.45)	(106,382.43)	(45,022.98)	(39,791.48)	(95,725.22)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,374,419.44	7,933.11	5,823.93	255.03	(2,138.57)	(1,001.04)	820.72	(51.18)

Cash Disbursements - Loans
Loan Proceeds Checks	1,868,859.59
Expenses related to Loans	65,037.90

Subtotal - Loans	1,933,897.49	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	8,417.24
Bank Charges	—
Claims Funding*	23,515.80
Company Auto	6,522.90
Computer Costs	2,466.45
Dues And Subscriptions	75.00
Employee Reimbursements - collections exp	—
Equipment Rental	10.00
Fixed Assets	2,005.31
Forms & Printing	13,446.83
Insurance	4,915.43
Meals & Entertainment	1,821.51
Miscellaneous	1,966.64
Office Expense	1,799.62
Postage	8,859.71
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	57,020.88
Repairs & Maintenance	4,627.72
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	215.00
Telephone	23,950.72
Temporary Agency Staff	—
Travel	4,276.79
Utilities	14,311.59
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	180,496.09
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,489.02

Total Other Cash Disbursements	371,210.25	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,305,107.74	—	—	—	—	—	—	—

	570,502.53	17,282.16	16,578.54	9,468.22	11,884.56	4,937.78	6,955.12	12,705.62

Book Balance per bank rec.	570,502.53	17,282.16	16,578.54	9,468.22	11,884.56	4,937.78	6,955.12	12,705.62

	State Bank of Texas 168262	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Prosperity Bank 2102872900
Beginning Cash Position	7,967.49	11,141.60	14,525.19	7,453.94	5,897.96	6,175.69	132,869.88	15,178.27	8,812.63

TICO Cash Collected
SM Cash Collected	51,372.58	82,576.30	133,908.88	87,103.86	64,279.66	59,960.24	647,443.11	131,424.28	93,536.92
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	51,372.58	82,576.30	133,908.88	87,103.86	64,279.66	59,960.24	647,443.11	131,424.28	93,536.92

GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,681.88)	(83,377.80)	(134,192.52)	(86,210.47)	(64,310.13)	(58,325.07)	(628,797.52)	(128,619.70)	(88,858.18)
		—

Total Cash Receipts and Transfers	(309.30)	(801.50)	(283.64)	893.39	(30.47)	1,635.17	18,645.59	2,804.58	4,678.74

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	7,658.19	10,340.10	14,241.55	8,347.33	5,867.49	7,810.86	151,515.47	17,982.85	13,491.37

Book Balance per bank rec.	7,658.19	10,340.10	14,241.55	8,347.33	5,867.49	7,810.86	151,515.47	17,982.85	13,491.37

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	1st National 79921
Beginning Cash Position	8,885.98	9,079.53	8,668.98	9,754.84	7,561.63	9,179.03	7,582.47	9,494.56

TICO Cash Collected				—
SM Cash Collected	75,560.10	74,502.58	104,906.20	102,542.00	55,482.66	95,633.86	83,068.90	114,376.00
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected				—
Other Income Collected

SUBTOTAL	75,560.10	74,502.58	104,906.20	102,542.00	55,482.66	95,633.86	83,068.90	114,376.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	(75,948.98)	(72,814.09)	(102,394.08)	(99,552.82)	(55,476.71)	(91,232.74)	(83,850.01)	(111,900.10)

Total Cash Receipts and Transfers	(388.88)	1,688.49	2,512.12	2,989.18	5.95	4,401.12	(781.11)	2,475.90

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	8,497.10	10,768.02	11,181.10	12,744.02	7,567.58	13,580.15	6,801.36	11,970.46

Book Balance per bank rec.	8,497.10	10,768.02	11,181.10	12,744.02	7,567.58	13,580.15	6,801.36	11,970.46

	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	14,616.08	7,379.26	8,993.55	4,996.07	—	8,552.28	—	—

TICO Cash Collected
SM Cash Collected	88,200.20	101,915.38	94,553.70	75,578.38	0.00	91,572.34	(1,061,985.71)
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	88,200.20	101,915.38	94,553.70	75,578.38	—	91,572.34	(1,061,985.71)	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	(90,489.49)	(98,498.90)	(93,515.90)	(75,725.12)	—	(88,524.21)	3,186,597.36	180,496.09

Total Cash Receipts and Transfers	(2,289.29)	3,416.48	1,037.80	(146.74)	—	3,048.13	2,124,611.65	180,496.09

Cash Disbursements - Loans
Loan Proceeds Checks							1,868,859.59
Expenses related to Loans							65,037.90

Subtotal - Loans	—	—	—	—	—	—	1,933,897.49	—

Cash Disbursements - Other
Advertising							8,417.24
Bank Charges	—	—	—
Claims Funding*							23,515.80
Company Auto							6,522.90
Computer Costs							2,466.45
Dues And Subscriptions							75.00
Employee Reimbursements - collections exp							—
Equipment Rental							10.00
Fixed Assets							2,005.31
Forms & Printing							13,446.83
Insurance							4,915.43
Meals & Entertainment							1,821.51
Miscellaneous							1,966.64
Office Expense							1,799.62
Postage							8,859.71
Prepaid Expenses							—
Prepaid Software ABS							—
Professional Fees-Ordinary Course							—
Rent							57,020.88
Repairs & Maintenance							4,627.72
Roadgard							—
Seminars & Meetings							—
Taxes & Licenses							215.00
Telephone							23,950.72
Temporary Agency Staff							—
Travel							4,276.79
Utilities							14,311.59
Interest to Finova							—
Payroll Paid TTG							—
Payroll Paid SMC								180,496.09
Restructuring Officer							—
Insurance Renewal							—
Voyager Payment							—
Pre-Filing Prepays							—
Deposit to Lender							—
US Trustee							—
Bankruptcy Professionals							—
Other							10,489.02

Total Other Cash Disbursements	—	—	—	—	—	—	190,714.16	180,496.09

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	2,124,611.65	180,496.90

	12,326.79	10,795.74	10,031.35	4,849.33	—	11,600.41	—	—

Book Balance per bank rec.	12,326.79	10,795.74	10,031.35	4,849.33	—	11,600.41	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for	Case no. 03-13211
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	First National Bank Texas 001100998	Operating	Payroll	Other	Total
		4231233624	4231337470	5505312659	5690474692	5880617148	7390259432
Beginning Cash Position	—	9,377.53	10,571.28	6,942.53	7,120.65	—	8,495.31	65,746.62	501,190.83	—	—	501,190.83

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		107,690.70	101,298.76	70,328.26	87,856.20	—	97,726.56	84,273.37	2,577,228.34	—	—	2,577,228.34
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	107,690.70	101,298.76	70,328.26	87,856.20	—	97,726.56	84,273.37	2,577,228.34	—	—	2,577,228.34

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	180,496.09	(106,094.24)	(100,063.07)	(69,146.95)	(87,443.21)	—	(97,927.56)	(76,030.83)	(383,304.99)	180,496.09	—	(202,808.90)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	180,496.09	1,596.46	1,235.69	1,181.31	412.99	—	(201.00)	8,242.54	2,193,923.35	180,496.09	—	2,374,419.44

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									1,868,859.59	—		1,868,859.59
Expenses related to Loans									65,037.90	—		65,037.90

Subtotal - Loans	—	—	—	—	—	—	—	—	1,933,897.49	—	—	1,933,897.49

										—
										—
Cash Disbursements - Other										—
Advertising									8,417.24	—	—	8,417.24
Bank Charges								—	—		—	—
Claims Funding*									23,515.80	—		23,515.80
Company Auto									6,522.90	—	—	6,522.90
Computer Costs									2,466.45	—	—	2,466.45
Dues And Subscriptions									75.00	—	—	75.00
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									10.00	—	—	10.00
Fixed Assets									2,005.31	—	—	2,005.31
Forms & Printing									13,446.83	—	—	13,446.83
Insurance									4,915.43	—	—	4,915.43
Meals & Entertainment									1,821.51	—	—	1,821.51
Miscellaneous									1,966.64	—	—	1,966.64
Office Expense									1,799.62	—	—	1,799.62
Postage									8,859.71	—	—	8,859.71
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									57,020.88	—	—	57,020.88
Repairs & Maintenance									4,627.72	—	—	4,627.72
Roadgard									—	—	—	—
Seminars & Meetings									—	—	—	—
Taxes & Licenses									215.00	—	—	215.00
Telephone									23,950.72	—	—	23,950.72
Temporary Agency Staff									—	—	—	—
Travel									4,276.79	—	—	4,276.79
Utilities									14,311.59	—	—	14,311.59
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	180,496.09								—	180,496.09	—	180,496.09
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									10,489.02	—	—	10,489.02

Total Other Cash Disbursements	180,496.09	—	—	—	—	—	—	—	190,714.16	180,496.09	—	371,210.25

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	180,496.09	—	—	—	—	—	—	—	2,124,611.65	180,496.09	—	2,305,107.74

	—	10,973.99	11,806.97	8,123.84	7,533.64	—	8,294.31	73,989.16	570,502.53	—	—	570,502.53

Book Balance per bank rec.		10,973.99	11,806.97	8,123.84	7,533.64	—	8,294.31	73,989.16

In re: Quick Credit Corporation, Inc.	Case No.	03-13213
Jointly Administered
SEE vATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	644,615.14
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$644,615.14
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.
Monthly Court Report for March-07	03-13213	Case No. 03-13213
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,371,906.26	1,371,906.26		1,371,906.26	—	—	1,371,906.26
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,371,906.26	1,371,906.26	—	1,371,906.26	—	—	1,371,906.26

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(132,030.44)	(226,697.30)	94,666.86	(226,697.30)	94,666.86	—	(132,030.44)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,239,875.82	1,145,208.96	94,666.86	1,145,208.96	94,666.86	—	1,239,875.82

Cash Disbursements - Loans
Loan Proceeds Checks	949,659.67	949,659.67		949,659.67			949,659.67
Expenses related to Loans	31,296.45	31,296.45		31,296.45			31,296.45

Subtotal - Loans	980,956.12	980,956.12	—	980,956.12	—	—	980,956.12

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	7,645.43	7,645.43		7,645.43			7,645.43
Bank Charges	—	—		—	—	—	—
Claims Funding*	16,957.20	16,957.20		16,957.20			16,957.20
Company Auto	—	—		—	—	—	—
Computer Costs	3,510.06	3,510.06		3,510.06	—	—	3,510.06
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	4,892.48	4,892.48		4,892.48	—	—	4,892.48
Insurance	5,296.32	5,296.32		5,296.32	—	—	5,296.32
Meals & Entertainment	37.45	37.45		37.45	—	—	37.45
Miscellaneous	316.66	316.66		316.66	—	—	316.66
Office Expense	415.01	415.01		415.01	—	—	415.01
Postage	5,903.04	5,903.04		5,903.04	—	—	5,903.04
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees - Ordinary Course	—	—		—	—	—	—
Rent	21,458.65	21,458.65		21,458.65	—	—	21,458.65
Repairs & Maintenance	2,190.61	2,190.61		2,190.61	—	—	2,190.61
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	1,504.24	1,504.24		1,504.24	—	—	1,504.24
Telephone	8,220.00	8,220.00		8,220.00	—	—	8,220.00
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	5,632.44	5,632.44		5,632.44	—	—	5,632.44
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	94,666.86	—	94,666.86	—	94,666.86	—	94,666.86
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	67,107.42	67,107.42		67,107.42	—	—	67,107.42
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	13,165.83	13,165.83		13,165.83	—	—	13,165.83

Total Other Cash Disbursements	258,919.70	164,252.84	94,666.86	164,252.84	94,666.86	—	258,919.70

TOTAL ALL CASH DISBURSEMENTS	1,239,875.82	1,145,208.96	94,666.86	1,145,208.96	94,666.86	—	1,239,875.82

	—	—	—	—	—	—	—

Book Balance per bank rec.

In re: Covington Credit of Georgia, Inc.	Case No.	03-13209
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,022,701.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,022,701.92
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA
Monthly Court Report for April-07	Case # 03-13209	Case No. 03-13209
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	48,029.98	11,383.62	21,722.04	14,924.32	—	—	48,029.98	—	—	48,029.98

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,110,386.68	71,006.30	157,485.16	$107,811.60	774,083.62		1,110,386.68	—	—	1,110,386.68
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,110,386.68	71,006.30	157,485.16	107,811.60	774,083.62	—	1,110,386.68	—	—	1,110,386.68

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	291,581.33	(70,739.39)	(157,696.03)	(110,331.98)	539,204.17	91,144.56	200,436.77	91,144.56	—	291,581.33
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,401,968.01	266.91	(210.87)	(2,520.38)	1,313,287.79	91,144.56	1,310,823.45	91,144.56	—	1,401,968.01

Cash Disbursements - Loans
							—
Loan Proceeds Checks	768,011.61				768,011.61		768,011.61			768,011.61
Expenses related to Loans	35,296.94				35,296.94		35,296.94			35,296.94

Subtotal - Loans	803,308.55	—	—	—	803,308.55	—	803,308.55	—	—	803,308.55

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	5,493.57				5,493.57		5,493.57			5,493.57
Bank Charges	—				—		—	—	—	—
Claims Funding*	9,296.41				9,296.41		9,296.41			9,296.41
Company Auto	2,079.95				2,079.95		2,079.95	—	—	2,079.95
Computer Costs	1,916.36				1,916.36		1,916.36	—	—	1,916.36
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	23,194.96				23,194.96		23,194.96	—	—	23,194.96
Forms & Printing	6,750.71				6,750.71		6,750.71	—	—	6,750.71
Insurance	2,758.44				2,758.44		2,758.44	—	—	2,758.44
Meals & Entertainment	1,388.11				1,388.11		1,388.11	—	—	1,388.11
Miscellaneous	584.99				584.99		584.99	—	—	584.99
Office Expense	483.90				483.90		483.90	—	—	483.90
Postage	4,700.54				4,700.54		4,700.54	—	—	4,700.54
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	20,786.15				20,786.15		20,786.15	—	—	20,786.15
Repairs & Maintenance	—						—	—	—	—
Roadgard	40,758.00				40,758.00		40,758.00	—	—	40,758.00
Seminars & Meetings	307.80				307.80		307.80	—	—	307.80
Taxes & Licenses	5,431.14				5,431.14		5,431.14	—	—	5,431.14
Telephone	8,201.90				8,201.90		8,201.90	—	—	8,201.90
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,378.87				1,378.87		1,378.87	—	—	1,378.87
Utilities	5,104.12				5,104.12		5,104.12	—	—	5,104.12
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	299,272.97				208,128.41	91,144.56	208,128.41	91,144.56	—	299,272.97
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	157,276.79				157,276.79		157,276.79	—	—	157,276.79
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	3,958.12				3,958.12		3,958.12	—	—	3,958.12

Total Other Cash Disbursements	601,123.80	—	—	—	509,979.24	91,144.56	509,979.24	91,144.56	—	601,123.80

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,404,432.35	—	—	—	1,313,287.79	91,144.56	1,313,287.79	91,144.56	—	1,404,432.35

	45,565.64	11,650.53	21,511.17	12,403.94	—	—	45,565.64	—	—	45,565.64

Book Balance per bank rec.	45,565.64	11,650.53	21,511.17	12,403.94

In re: Southern Finance of Tennessee, Inc.	Case No.	03-13206
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,287,050.77
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,287,050.77

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN
Monthly Court Report for April-07	Case # 03-13206
FED ID# 62-1618281

	Consoli- dated Totals	Peoples 5003363	Arm- strong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBUR- SEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	Sun Trust 1000055472699	Sun Trust 1000055473010	Am South 50972898	First Tennessee 103193515	Opera- ting	Payroll
Beginning Cash Position	166,766.11	7,263.05	6,567.74	6,885.32	5,095.86	9,497.27	—	—	—	100.00	100.00	9,017.77	122,239.10	166,766.11	—

	—													—	—
TICO Cash Collected	—													—	—
SM Cash Collected	995,482.95	83,717.88	68,235.10	61,071.98	33,185.26	46,579.04	11,693.17		0.00	0.00	0.00	98,386.72	592,613.80	995,482.95	—
TIG Cash Collected	—													—	—
TPF Cash Collected	—													—	—
TCL Cash Collected	—													—	—
Other Income Collected	—													—	—

SUBTOTAL	995,482.95	83,717.88	68,235.10	61,071.98	33,185.26	46,579.04	11,693.17	—	—	—	—	98,386.72	592,613.80	995,482.95	—

	—													—	—
	—													—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	292,743.81	(81,351.15)	(71,231.96)	(63,161.52)	(34,252.97)	(50,587.97)	1,212,372.20	62,985.40	—	—	—	(96,560.05)	(585,468.17)	229,758.41	62,985.40
	—													—	—
	—													—	—
	—													—	—
	—													—	—

Total Cash Receipts and Transfers	1,288,226.76	2,366.73	(2,996.86)	(2,089.54)	(1,067.71)	(4,008.93)	1,224,065.37	62,985.40	—	—	—	1,826.67	7,145.63	1,225,241.36	62,985.40

														—
Cash Disbursements - Loans														—
														—
Loan Proceeds Checks	856,812.01						856,812.01							856,812.01
Expenses related to Loans	33,662.92						33,662.92							33,662.92

Subtotal - Loans	890,474.93	—	—	—	—	—	890,474.93	—	—	—	—	—	—	890,474.93	—

														—
														—
Cash Disbursements - Other														—
Advertising	5,948.01						5,948.01							5,948.01
Bank Charges	—						—							—	—
Claims Funding*	12,095.08						12,095.08							12,095.08
Company Auto	1,563.28						1,563.28							1,563.28	—
Computer Costs	2,184.32						2,184.32							2,184.32	—
Dues And Subscriptions	3,415.00						3,415.00							3,415.00	—
Employee Reimbursements - collections exp	—						—							—	—
Equipment Rental	81.96						81.96							81.96	—
Fixed Assets	35,907.38						35,907.38							35,907.38	—
Forms & Printing	8,886.45						8,886.45							8,886.45	—
Insurance	1,854.88						1,854.88							1,854.88	—
Meals & Entertainment	1,117.87						1,117.87							1,117.87	—
Miscellaneous	893.88						893.88							893.88	—
Office Expense	1,387.67						1,387.67							1,387.67	—
Postage	3,820.41						3,820.41							3,820.41	—
Prepaid Expenses	—						—							—	—
Prepaid Software ABS	—						—							—	—
Professional Fees-Ordinary Course	—						—							—	—
Rent	26,858.43						26,858.43							26,858.43	—
Repairs & Maintenance	3,160.00						3,160.00							3,160.00	—
Roadgard	—						—							—	—
Seminars & Meetings	—						—							—	—
Taxes & Licenses	1,159.57						1,159.57							1,159.57	—
Telephone	9,948.31						9,948.31							9,948.31	—
Temporary Agency Staff	—						—							—	—
Travel	1,780.05						1,780.05							1,780.05	—
Utilities	5,233.93						5,233.93							5,233.93	—
Interest to Finova	—						—							—	—
Payroll Paid TTG	—						—							—	—
Payroll Paid SMC	265,321.24						202,335.84	62,985.40						202,335.84	62,985.40
Restructuring Officer	—						—							—	—
Insurance Renewal	—						—							—	—
Voyager Payment	—						—							—	—
Pre-Filing Prepays	—						—							—	—
Deposit to Lender	—						—							—	—
US Trustee	—						—							—	—
Bankruptcy Professionals	—						—							—	—
Other	3,958.12						3,958.12							3,958.12	—

Total Other Cash Disbursements	396,575.84	—	—	—	—	—	333,590.44	62,985.40	—	—	—	—	—	333,590.44	62,985.40

														—

TOTAL ALL CASH DISBURSE- MENTS	1,287,050.77	—	—	—	—	—	1,224,065.37	62,985.40	—	—	—	—	—	1,224,065.37	62,985.40

	167,942.10	9,629.78	3,570.88	4,795.78	4,028.15	5,488.34	—	—	—	100.00	100.00	10,844.44	129,384.73	167,942.10	—

Book Balance per bank rec.	167,942.10	9,629.78	3,570.88	4,795.78	4,028.15	5,488.34			—	100.00	100.00	10,844.44	129,384.73

In re: Southern Management Corporation	Case No.	03-13205
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	470,580.58
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$470,580.58

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp
Monthly Court Report for April-07	Case No. 03-13205	Case No. 03-13205
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(512,321.00)	107,177.04	440,133.85	(847,403.16)	(212,228.73)	(512,321.00)	—	—	(512,321.00)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	(233,768.99)	—		(233,768.99)	—	(233,768.99)	—	—	(233,768.99)
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	(233,768.99)	—	—	(233,768.99)	—	(233,768.99)	—	—	(233,768.99)

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	521,009.92	286.96	7,185.75	291,752.85	221,784.36	299,225.56	221,784.36	—	521,009.92
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	287,240.93	286.96	7,185.75	57,983.86	221,784.36	65,456.57	221,784.36	—	287,240.93

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	492.42			492.42		492.42			492.42

Subtotal - Loans	492.42	—	—	492.42	—	492.42	—	—	492.42

Cash Disbursements - Other	—					—
Advertising	17,653.37			17,653.37		17,653.37			17,653.37
Bank Charges	15,645.59			15,645.59		15,645.59	—	—	15,645.59
Claims Funding*	2,988.53			2,988.53		2,988.53			2,988.53
Company Auto	4,931.18			4,931.18		4,931.18	—	—	4,931.18
Computer Costs	432.08			432.08		432.08	—	—	432.08
Dues And Subscriptions	2,564.13			2,564.13		2,564.13	—	—	2,564.13
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,455.89			3,455.89		3,455.89	—	—	3,455.89
Fixed Assets	7,458.41			7,458.41		7,458.41	—	—	7,458.41
Forms & Printing	823.85			823.85		823.85	—	—	823.85
Insurance	26,611.66			26,611.66		26,611.66	—	—	26,611.66
Meals & Entertainment	3,884.98			3,884.98		3,884.98	—	—	3,884.98
Miscellaneous	565.64			565.64		565.64	—	—	565.64
Office Expense	1,310.24			1,310.24		1,310.24	—	—	1,310.24
Postage	4,199.33			4,199.33		4,199.33	—	—	4,199.33
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,457.75			24,457.75		24,457.75	—	—	24,457.75
Professional Fees-Ordinary Course	14,143.99			14,143.99		14,143.99	—	—	14,143.99
Rent	16,341.60			16,341.60		16,341.60	—	—	16,341.60
Repairs & Maintenance	9,289.61			9,289.61		9,289.61	—	—	9,289.61
Roadgard	—			—		—	—	—	—
Seminars & Meetings	10,055.34			10,055.34		10,055.34	—	—	10,055.34
Taxes & Licenses	514.58			514.58		514.58	—	—	514.58
Telephone	5,858.59			5,858.59		5,858.59	—	—	5,858.59
Temporary Agency Staff	—			—		—	—	—	—
Travel	12,734.56			12,734.56		12,734.56	—	—	12,734.56
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	224,173.48			149,308.63	74,864.85	149,308.63	74,864.85	—	224,173.48
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	57,095.18			57,095.18		57,095.18	—	—	57,095.18
Voyager Payment	1,674.00			1,674.00		1,674.00	—	—	1,674.00
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	1,224.60			1,224.60		1,224.60	—	—	1,224.60

Total Other Cash Disbursements	470,088.16	—	—	395,223.31	74,864.85	395,223.31	74,864.85	—	470,088.16

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	470,580.58	—	—	395,715.73	74,864.85	395,715.73	74,864.85	—	470,580.58

	(695,660.65)	107,464.00	447,319.60	(1,185,135.03)	(65,309.22)	(842,580.16)	146,919.51	—	(695,660.65)

Book Balance per bank rec.	(695,660.65)	107,464.00	447,319.60	(1,185,135.03)	(65,309.22)
		—
			—	—

In re Southern Financial Management, Inc.	Case No.	03-13207
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Operating	Bank Accounts		Other	Current Month		Cummulative Filing to Date
		Payroll	Tax		Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant
Monthly Court Report for March-07	Case # 03-13207	Case No. 03-13207
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re: Covington Credit of Louisiana, Inc.	Case No.	03-13210
Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	April-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Operating	Bank Accounts		Other	Current Month		Cummulative Filing to Date
		Payroll	Tax		Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive
Monthly Court Report for March-07	Case # 03-13210	Case No. 03-13210
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements—Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re: THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	April-07

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
* ”Insider is defined in 11 U.S.C Section 101(31).		Form Mor -2

In re: THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	April-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operational Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

4/30/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,439,000	—	—	3,439,000	69.8%	—	3,439,000	69.6%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	555,698	—	—	555,698	11.3%	—	555,698	11.2%
Late Charges	—	—	—	305,429	—	—	305,429	6.2%	—	305,429	6.2%

Total Interest Income	—	—	—	4,300,127	—	—	4,300,127	87.3%	—	4,300,127	87.0%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,300,127	—	—	4,300,127	87.3%	—	4,300,127	87.0%
Provision for Loan Losses
P&L Recoveries	—	—	—	(55,057)	—	—	(55,057)	-1.1%	(1,339)	(56,395)	-1.1%
Reserves	—	—	—	(48,697)	—	—	(48,697)	-1.0%	—	(48,697)	-1.0%
Cash	—	—	—	820,287	—	—	820,287	16.7%	—	820,287	16.6%

Total Provision	—	—	—	716,533	—	—	716,533	14.5%	(1,339)	715,194	14.5%
Net Interest included Provision	—	—	—	3,583,594	—	—	3,583,594		1,339	3,584,933
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	508,660	—	—	508,660	10.3%	—	508,660	10.3%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	26,386	—	—	26,386	0.5%	—	26,386	0.5%
Other Income	—	—	—	46,809	43,902	—	90,711	1.8%	18,731	109,443	2.2%

Total Direct Income	—	—	—	581,854	43,902	—	625,757	12.7%	18,731	644,488	13.0%
Total Revenue	—	—	—	4,881,981	43,902	—	4,925,884	100.0%	18,731	4,944,615	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,411,356	12,578	—	1,423,934	28.9%	—	1,423,934	28.8%
Commissions/Bonus	—	—	—	487,527	—	—	487,527	9.9%	—	487,527	9.9%
Benefits	—	—	—	223,149	3,196	—	226,345	4.6%	—	226,345	4.6%
Taxes	—	—	—	150,529	959	—	151,488	3.1%	—	151,488	3.1%
Other	—	—	—	11,503	—	—	11,503	0.2%	—	11,503	0.2%

Total Personnel	—	—	—	2,284,064	16,733	—	2,300,798	46.7%	—	2,300,798	46.5%
Building
Rent	—	—	—	208,217	825	—	209,042	4.2%	—	209,042	4.2%
Utilities	—	—	—	41,427	465	—	41,891	0.9%	—	41,891	0.8%
Depreciation	—	—	—	57,177	—	—	57,177	1.2%	—	57,177	1.2%
Other	—	—	—	14,477	—	—	14,477	0.3%	—	14,477	0.3%

Total Building	—	—	—	321,299	1,290	—	322,589	6.5%	—	322,589	6.5%
Telecommunications
Telephone	—	—	—	77,498	(371)	—	77,127	1.6%	(6,114)	71,013	1.4%
Computers	—	—	—	48,911	3,306	—	52,217	1.1%	—	52,217	1.1%
Office Expense	—	—	—	132,883	—	—	132,883	2.7%	—	132,883	2.7%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	259,292	2,935	—	262,227	5.3%	(6,114)	256,113	5.2%
Advertising	—	—	—	172,640	—	—	172,640	3.5%	—	172,640	3.5%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	31,911	34,531	—	66,442	1.3%	—	66,442	1.3%
Collection Expense	—	—	—	3,282	—	—	3,282	0.1%	120	3,402	0.1%
Travel	—	—	—	98,778	—	—	98,778	2.0%	—	98,778	2.0%
Office Expense	—	—	—	—	925	—	925	0.0%	—	925	0.0%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	5,819	—	—	5,819	0.1%	—	5,819	0.1%
Taxes & Licenses	—	—	—	25,842	821	—	26,662	0.5%	—	26,662	0.5%
Other	—	—	—	54,195	284,984	—	339,179	6.9%	6,250	345,429	7.0%

Total Other Expense	—	—	—	85,856	286,729	—	372,585	7.6%	6,250	378,835	7.7%

Total Direct Expense	—	—	—	3,973,656	342,218	—	4,315,874	87.6%	(1,083)	4,314,791	87.3%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	908,325	(298,316)	—	610,010	12.4%	19,815	629,824	12.7%
Income Tax (34%)	—	—	—	353,339	—	—	353,339	7.2%	—	353,339	7.1%

Net Income	—	—	—	554,987	(298,316)	—	256,671	5.2%	19,815	276,486	5.6%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru April 30, 2007

	Premium	Commercial	Insurance				Total		Discontinued Ops	Total
	Finance	Lending	Group	Southern	Corporate	Eliminations	Continuing Ops.		TICO	Company
Net Interest Income
Interest Income	365,619	12,926	—	137,265,986	36	—	137,644,567	67.1%	10,166,085	147,810,652	71.1%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.8%
Fee Income	226,383	105,384	—	19,152,166	—	—	19,483,933	9.5%	51,566	19,535,499	9.4%
Late Charges	149,281	—	—	11,883,384	—	—	12,032,665	5.9%	1,064,348	13,097,013	6.3%

Total Interest Income	741,283	118,310	—	168,301,536	36	—	169,161,165	82.4%	14,957,402	184,118,567	88.6%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	6.8%	3,252,426	17,179,969	8.3%

Net Interest Income	627,489	65,398	(0)	161,485,783	(6,945,048)	—	155,233,623	75.6%	11,704,976	166,938,598	80.3%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,205,674)	(134,830)	—	(2,350,000)	-1.1%	(2,297,236)	(4,647,236)	-2.2%
Reserves	—	(20,000)	—	2,948,131	—	—	2,928,131	1.4%	(7,657,559)	(4,729,427)	-2.3%
Cash	557,239	64,134	4,612	40,699,715	7,396,688	—	48,722,387	23.7%	21,376,202	70,098,590	33.7%

Total Provision	547,854	44,024	4,612	41,442,172	7,261,857	—	49,300,519	24.0%	11,421,408	60,721,927	29.2%
Net Interest included Provision	79,635	21,375	(4,612)	120,043,611	(14,206,905)	—	105,933,104		283,568	106,216,672
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	20,382,441	—	—	20,382,441	9.9%	7,311,070	27,693,511	13.3%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.1%	69,787	2,255,222	1.1%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,273,266	—	—	1,274,162	0.6%	—	1,274,162	0.6%
Other Income	171,288	256,832	2,042,382	3,237,330	6,515,256	—	12,223,088	6.0%	(20,141,943)	(7,918,855)	-3.8%

Total Direct Income	171,288	256,832	5,266,457	23,855,293	6,515,256	—	36,065,126	17.6%	(12,373,251)	23,691,875	11.4%
Total Revenue	912,570	375,142	5,266,457	192,156,830	6,515,293	—	205,226,291	100.0%	2,584,151	207,810,442	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	56,006,428	2,947,819	—	60,770,935	29.6%	5,103,807	65,874,743	31.7%
Commissions/Bonus	—	58,213	366,715	10,780,167	302,445	—	11,507,539	5.6%	481,502	11,989,040	5.8%
Benefits	6,989	12,842	142,412	6,889,424	120,246	—	7,171,913	3.5%	451,031	7,622,944	3.7%
Taxes	6,914	15,553	159,820	5,961,050	212,839	—	6,356,177	3.1%	575,970	6,932,147	3.3%
Other	—	—	66,338	310,776	83,006	—	460,120	0.2%	126,684	586,804	0.3%

Total Personnel	100,067	259,140	2,293,278	79,947,844	3,666,354	—	86,266,684	42.0%	6,738,994	93,005,678	44.8%
Building
Rent	392	9,889	184,677	7,851,375	297,015	—	8,343,348	4.1%	880,504	9,223,852	4.4%
Utilities	—	216	40,071	1,799,640	53,696	—	1,893,622	0.9%	152,662	2,046,284	1.0%
Depreciation	40,494	2,445	84,488	2,678,769	421,566	—	3,227,762	1.6%	630,151	3,857,913	1.9%
Other	428	257	—	561,953	12,079	—	574,716	0.3%	107,514	682,230	0.3%

Total Building	41,314	12,806	309,236	12,891,737	784,356	—	14,039,449	6.8%	1,770,830	15,810,279	7.6%
Telecommunications
Telephone	6,010	6,411	89,222	3,554,853	189,830	—	3,846,325	1.9%	384,636	4,230,962	2.0%
Computers	27,156	3,315	80,347	1,658,860	363,562	—	2,133,239	1.0%	379,889	2,513,128	1.2%
Office Expense	866	415	16,583	734,711	25,309	—	777,885	0.4%	90,206	868,091	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	5,948,424	578,701	—	6,756,898	3.3%	855,431	7,612,329	3.7%
Advertising	—	113	43,816	5,721,836	4,720	—	5,770,485	2.8%	163,736	5,934,220	2.9%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.6%	1,580,370	2,848,327	1.4%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	955,630	49,192,896	—	50,196,802	24.5%	101,430	50,298,233	24.2%
Collection Expense	1,860	51	—	91,037	—	—	92,948	0.0%	633,804	726,751	0.3%
Travel	—	6,620	24,540	3,942,765	128,493	—	4,102,419	2.0%	207,618	4,310,037	2.1%
Office Expense	23,071	3,158	52,550	4,386,073	273,750	—	4,738,601	2.3%	480,794	5,219,394	2.5%
Entertainment	—	68	—	118,153	35	—	118,256	0.1%	126	118,382	0.1%
Amortization	—	—	101,806	453,109	—	—	554,915	0.3%	12,568,082	13,122,996	6.3%
Taxes & Licenses	5,636	3,405	20,599	1,085,691	105,459	—	1,220,790	0.6%	203,609	1,424,399	0.7%
Other	1,326	29,298	567,361	3,004,685	473,770	—	4,076,440	2.0%	2,311,932	6,388,372	3.1%

Total Other Expense	30,033	35,930	742,315	9,047,710	853,014	—	10,709,002	5.2%	15,564,542	26,273,544	12.6%

Total Direct Expense	871,340	431,143	3,639,880	168,072,865	69,415,476	—	242,430,705	118.1%	42,708,623	285,139,327	137.2%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	24,062,106	(62,820,732)	—	(37,161,917)	-18.1%	(40,166,968)	(77,328,885)	-37.2%
Income Tax (34%)	—	—	66,684	9,262,808	5,481,666	—	14,811,158	7.2%	(10,708,208)	4,102,951	2.0%

Net Income	41,231	(56,002)	1,544,796	14,799,298	(68,302,398)	—	(51,973,075)	-25.3%	(29,458,761)	(81,431,836)	-39.2%

In re: THE THAXTON GROUP	Case No.	03-13182 -03-13213
Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	April-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re: THE THAXTON GROUP	Case No.	03-13182 -03-13213
Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	April-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275
Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

4/30/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations TICO Reinsurance		Total Disc. Ops	Total Company
Assets
Cash/Investments	—	—	—	1,373,431	10,282,021	—	11,655,452	(52)	—	(52)	11,655,400
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	78,613,965	—	—	78,613,965	—	—	—	78,613,965
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(14,211,860)	—	—	(14,211,860)	—	—	—	(14,211,860)
Loss Reserve	—	—	—	(8,542,526)	—	—	(8,542,526)	—	—	—	(8,542,526)
Unearned Insurance	—	—	—	(969,324)	—	—	(969,324)	(101,947)	—	(101,947)	(1,071,271)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,360,884	—	—	6,360,884	—	—	—	6,360,884
Accumulated Depreciation	—	—	—	(4,812,557)	—	—	(4,812,557)	—	—	—	(4,812,557)
Accounts Receivable	73,260	—	(102)	69,680	6,633	—	149,472	60,839	—	60,839	210,310
Repossessed Automobiles	—	—	—	—	—	—	—	38,215	—	38,215	38,215
Intercompany Balance	730,836	57,761	(3,410,817)	(37,934,191)	79,750,986	(6,248,675)	32,945,901	(46,243,627)	13,297,726	(32,945,900)	0
Goodwill	—	—	—	17,956,947	—	—	17,956,947	—	—	—	17,956,947
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(95,365)	—	—	(95,365)	—	—	—	(95,365)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	630,545	12,843	—	643,388	—	—	—	643,388
Other Assets	—	—	—	1,162,038	127,329	—	1,289,366	111	—	111	1,289,478

Total Assets	804,097	57,761	(3,410,919)	40,038,676	102,340,732	(18,409,595)	121,420,751	(46,246,461)	13,297,726	(32,948,734)	88,472,017
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	8,526,838	—	8,528,348	25,877	—	25,877	8,554,225
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	94,539,736	—	94,539,736	1,517,097	—	1,517,097	96,056,834
Accounts Payable	4,236	1,509	13,541	634,419	58,244	—	711,949	16,003	—	16,003	727,952
Employee Savings	—	—	—	—	852,555	—	852,555	—	—	—	852,555
Income Taxes Payable	—	—	—	(1,207,491)	2,955,716	—	1,748,225	—	—	—	1,748,225
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	1,921,972	4,064,844	—	5,986,816	152,461	—	152,461	6,139,277
Other Liabilities	296,177	—	—	35,312	16,589,802	—	16,921,291	1,723	—	1,723	16,923,014

Total Liabilities	300,413	1,509	82,789	1,384,212	162,429,229	—	164,198,152	1,713,162	—	1,713,162	165,911,314
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,414,136	(70,198,164)	(19,187,192)	(55,989,724)	(47,978,705)	13,297,726	(34,680,979)	(90,670,703)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	3,101,657	1,640,716	—	4,742,373	19,083	—	19,083	4,761,456

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	38,654,464	(60,088,497)	(18,409,595)	(42,777,401)	(47,959,622)	13,297,726	(34,661,896)	(77,439,297)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	40,038,676	102,340,731	(18,409,595)	121,420,751	(46,246,460)	13,297,726	(32,948,734)	88,472,017

In re: THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period	April 30, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the report in period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal*
Withholding	0	$105,742.11	$105,742.11	Bi-Weekly	EFT	0
FICA-Employee	0	$131,153.66	$131,153.66	Bi-Weekly	EFT	0
FICA-Employer	0	$131,153.66	$131,153.66	Bi-Weekly	EFT	0
Unemployment	0	$4,910.34	$4,910.34	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$372,959.78	$372,959.78	$0.00		$0.00
State and Local
Withholding	0	$2,714.26	$2,714.26	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$35.18	$35.18	Bi-Weekly		0
Real Property	0	$1,262.94	$1,262.94
Personal Property	0	1,795.72	$1,795.72
Other:	0	25,769.68	$25,769.68			0
Total State and Local Taxes	$0.00	$31,577.78	$31,577.78	$0.00		$0.00
TOTAL TAXES		$404,537.56	$404,537.56			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402	April-07
Monthly Court Report for

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	15,165.11	7,019.07	8,146.04
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	15,165.11	7,019.07	8,146.04

Cash Disbursements
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	16,129.87	7,019.07	9,110.80
Employee Witholding of Insurance/etc	(964.76)		(964.76)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	15,165.11	7,019.07	8,146.04

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 4/13/2007	Period Ending 4/27/2007	Period Ending	Total
Corporate
Salary expense	$4,173.85	$4,173.85		$8,347.70
FICA/FUTA/SUTA	$318.55	$318.55		$637.10
401(k) match	$63.00	$63.00		$126.00
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$4,555.40	$4,555.40	$—	$9,110.80
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$2,115.38	$2,115.38		$4,230.76
FICA/FUTA/SUTA	$160.85	$160.85		$321.70
401(k) match	$63.46	$63.46		$126.92
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$—	$4,679.38
Period Total	$6,895.09	$6,895.09	$—	$13,790.18
401(k) payable	$(444.69)	$(444.69)		$(889.38)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)		$(9.52)
Contingent health liability	$(32.93)	$(32.93)		$(65.86)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—
	$6,412.71	$6,412.71	$—	$12,825.42
	$(482.38)	$(482.38)	$—	$(964.76)
				$—
				$—
Net Checks		$—	$—	$—
Direct Deposits	$4,401.04	$4,401.05		$8,802.09
Wage Garnishments	$—	$—		$—
Federal Tax	$745.65	$745.65		$1,491.30
EE SS Tax	$388.53	$388.52		$777.05
ER SS Tax	$388.52	$388.52		$777.04
EE Med Tax	$90.87	$90.87		$181.74
ER Med Tax	$90.86	$90.86		$181.72
State/local Tax	$307.22	$307.22		$614.44
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$6,412.69	$6,412.69	$—	$12,825.38

				$—
reconciliation	$(0.02)	$(0.02)	$—	$(0.04)
Accrual	$482.36	$482.36	$—	$964.72

PAYROLL - TICO

	Period Ending 4/13/2007	Period Ending 4/27/2007	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$2,115.38	$2,115.38	$2,115.38	$6,346.14
FICA/FUTA/SUTA	$160.85	$160.85	$160.85	$482.55
401(k) match	$63.46	$63.46	$63.46	$190.38
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$2,339.69	$7,019.07
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$2,339.69	$2,339.69	$2,339.69	$7,019.07
Total
Salary expense	$2,115.38	$2,115.38	$2,115.38
FICA/FUTA/SUTA	$160.85	$160.85	$160.85
401(k) match	$63.46	$63.46	$63.46
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$2,339.69	$2,339.69	$2,339.69

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	April-07		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(212,228.73)	—	—	—	—	—		(212,228.73)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	853,213.29	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	221,784.36
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	853,213.29	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	221,784.36

Cash Disbursements - Loans
Gross Wages	1,740,671.34	89,499.93	486,898.31	442,003.84	191,487.84	195,526.98	185,699.64	149,554.80
Federal Tax	171,030.20	7,025.63	47,673.48	45,590.55	18,529.47	17,562.59	18,065.48	16,583.00
SS Tax	100,903.32	5,446.83	28,593.47	25,553.91	11,109.50	11,814.62	11,167.32	7,217.67
Med Tax	24,571.32	1,273.85	6,904.57	6,235.08	2,718.51	2,763.06	2,611.64	2,064.61
EIC	(138.34)	—	—	(181.60)	—	43.26	—	—
State Tax	44,223.74	2,276.00	44.18	19,063.43	7,692.02	7,223.29	490.09	7,434.73
Advance	—	—	—	—	—	—	—	—
Mileage	(2,320.00)	(350.00)	(1,832.50)	—	—	—	—	(137.50)
Miscellaneous	(40,579.76)	(2,618.26)	(11,944.80)	(10,876.04)	(5,342.80)	(5,373.23)	(4,140.36)	(284.27)
Shortage	35.00	—	—	—	—	—	—	35.00
STD	200.00	—	—	200.00	—	—	—	—
Medical	1,976.83	124.65	662.03	476.44	124.62	232.68	180.05	176.36
401K Loans	33,706.71	1,284.98	7,905.27	9,345.40	3,225.38	3,574.10	4,533.76	3,837.82
401K Deducts	5,542.39	80.50	2,786.12	1,050.02	644.24	144.01	86.54	750.96
AHL Dental	18,408.00	677.16	5,556.37	4,883.82	2,050.89	529.84	257.78	4,452.14
AHL Cancer	6,915.56	240.20	1,697.98	1,885.84	701.18	788.92	980.08	621.36
AHL Life	1,252.66	84.48	378.66	352.58	87.68	111.04	47.14	191.08
Flex Med	3,363.02	197.82	996.97	767.71	383.52	306.68	379.80	330.52
Dep Care	3,702.12	38.46	385.56	562.00	—	382.30	38.46	2,295.34
Stop Payment Fee	752.62	—	368.00	—	—	—	—	384.62
Garnishment fee	—	—	—	—	—	—	—	—
Garnishment	66.00	4.00	25.00	19.00	6.00	6.00	6.00	—
Bankrpc	909.35	—	165.53	241.06	417.71	—	85.05	—
Child support	195.00	—	—	—	195.00	—	—	—
Tax Levy	8,869.92	601.66	2,825.18	2,519.58	859.00	1,102.76	961.74	—
Fringe	654.69	—	—	396.67	41.34	—	—	216.68
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	8.00	—	8.00	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	10,628.96	—	—	—	—	—	—	—
Federal Tax	175,273.45	601.66	2,990.71	3,157.31	1,513.05	1,102.76	1,046.79	216.68
EE SS Tax	104,250.81	7,025.63	47,673.48	45,590.55	18,529.47	17,562.59	18,065.48	16,583.00
ER SS Tax	104,297.20	5,446.83	28,593.47	25,553.91	11,109.50	11,814.62	11,167.32	7,217.67
EE Med Tax	25,354.25	5,446.81	28,593.55	25,563.19	11,109.53	11,851.60	11,167.32	7,217.69
ER Med Tax	25,365.16	1,273.85	6,904.57	6,235.08	2,718.51	2,763.06	2,611.64	2,064.61
State Tax	46,172.10	1,273.86	6,904.56	6,244.21	2,718.49	2,764.80	2,611.72	2,064.64
Futa	3,813.35	2,276.00	44.18	19,063.43	7,692.02	7,223.29	490.09	7,434.73
Suta	14,866.33	281.32	1,363.03	638.37	391.20	364.65	556.42	35.18
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85
Manual Checks	—

Total Other Cash Disbursements	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

TOTAL ALL CASH DISBURSEMENTS	706,293.78	36,692.93	180,496.09	179,917.33	91,144.56	80,192.62	62,985.40	74,864.85

	(65,309.22)	—	—	—	—	—	—	(65,309.22)

Book Balance per bank rec.	(65,309.22)		—		—	—		(65,309.22)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 4/30/07

Aged Accounts Receivable

(Gross Balance as of 04/30/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$72,682,465	$72,682,465	$—	$—	$—
Potential (1-30)	$2,907,241	$2,907,241	$—	$—	$—
31-60 Days	$1,283,526	$1,283,526	$—	$—	$—
61-90 Days	$817,179	$817,179	$—	$—	$—
91 and Over	$1,054,688	$1,054,688	$—	$—	$—
Total Delinquency	$6,062,634	$6,062,634	$—	$—	$—
Total Gross Receivables	$78,745,099	$78,745,099	$—	$—	$—

Post Accounts Payable (As of 4/30/07)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re: THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period	April-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$75,272,928
Plus Amounts billed during the period	$11,705,964
Sold Receivables during month
Less Amounts collected during the period	($8,233,793)
Total Accounts Receivable at the end of the reporting period	$78,745,099

Accounts Receivable Aging	Amount
0-30 days old	$75,589,706
31-60 days old	$1,283,526
61-90 days old	$817,179
91+ days old	$1,054,688
Total Accounts Receivable	$78,745,099
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$78,745,099

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

THE THAXTON GROUP
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated			CASES 03-13182-03-13213
Monthly Court Report for Apr-07			JOINTLY ADMINISTERED
	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	77,237,981.00	—	—	(3,410,817.00)	57,761.00	733,168.00
Cash Transfers between companies	—		2,514,857.71
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(1,852.19)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 4/30/07	(0.00)	6,248,675.00	79,750,986.52	—	—	(3,410,817.00)	57,761.00	733,168.00

	(0.00)	6,248,675.00	79,750,986.52	—	—	(3,410,817.00)	57,761.00	733,168.00

Balance Sheet -April 30, 2007	—	6,248,675.00	79,750,986.00			(3,410,817.00)	57,761.00	733,168.00

HOLDING COMPANY

Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
—	(35,787,061.00)	(45,877,719.00)
	(2,149,102.18)	(365,755.53)
	1,971.94	(119.75)
	—

—	(37,934,191.24)	(46,243,594.28)

—	(37,934,191.24)	(46,243,594.28)

	(37,934,191.86)	(46,243,627.00)